Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Consolidated Balance Sheets
Allowance for doubtful accounts	$ 851	$ 1,053
Estimated allowance for refunds and appeals	$ 41,020	$ 33,406
Common stock, par value per share	$ 0.001	$ 0.001
Common stock, shares authorized	600,000,000	122,000,000
Common stock, shares issued	90,748,740	77,237,711
Common stock, shares outstanding	90,741,340	77,230,311
Treasury stock, shares	7,400	7,400